Exhibit 10.24

SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

This SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of March 29, 2011 by and among Station Casinos, Inc., a Nevada corporation (“SCI”), those Subsidiaries of SCI listed in Annex I and FG Opco Acquisitions LLC, a Delaware limited liability company.  Each party named above is a “Party”, and collectively are referred to as the “Parties”.  Capitalized terms used but not defined herein shall have the meanings provided in the APA.

RECITALS

WHEREAS, the Parties have heretofore entered into that certain Asset Purchase Agreement dated as of June 7, 2010 (as amended by the First Amendment to Asset Purchase Agreement, dated as of August 26, 2010, by and among the Parties, the “APA”); and

WHEREAS, each Party has reviewed, or has had the opportunity to review, this Amendment with the assistance of professional legal advisors of its own choosing;

AGREEMENT

NOW THEREFORE, in consideration for the promises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound hereby, the Parties hereby agree as follows:

1.                                      Amendment to the APA.

(i)                                                          Section 4.4(a) of the APA is hereby amended and restated in its entirety to read as follows:

“(a)                            by Purchaser or Sellers, if the effective date of the Plan and the Closing have not occurred by the close of business on May 2, 2011 (such date, as extended pursuant to clause (ii) of this paragraph (a), the “Termination Date”); provided, however, that (i) if the effective date of the Plan or the Closing shall not have occurred on or before the Termination Date due solely to a material breach of any representations, warranties, covenants or agreements contained in this Agreement by Purchaser or any Seller, then the Purchaser (if Purchaser is the breaching party) or the Sellers (if any Seller is a breaching party) may not terminate this Agreement pursuant to this Section 4.4(a) unless such material breach has been cured and a period of time beyond May 2, 2011 has passed that is equal to the time such breach was ongoing; (ii) if all of the conditions set forth in Article XI (other than (x) conditions that by their nature are to be satisfied on the Closing and with respect to which no facts or circumstances exist that would cause such conditions not to be satisfied on the Closing Date or (y) the condition set forth in Section 11.3(e)(i)) are satisfied or have been waived as of the Termination Date, other than Section 11.1(f)(ii), solely because the Tax Order is subject to appeal by a

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U.S. federal Governmental Body, then the Termination Date shall automatically extend to June 30, 2011; provided, further that if the Termination Date is extended pursuant to this clause (ii) the Sellers shall, at the written direction of the Opco Agent, terminate this Agreement at any time after May 2, 2011 if the Tax Order remains subject to appeal by a U.S. federal Governmental Body as of the date of termination of this Agreement, provided that the Opco Agent (at the direction of the Required Consenting Lenders) has delivered to Purchaser and SCI a written direction notice to terminate this Agreement at least 10 days prior to the date of such termination (which notice may be provided to Purchaser and SCI prior to May 2, 2011 and upon the expiration of the notice period this Agreement shall be deemed to have been terminated without the necessity of any further action or notice); provided, however, that Sellers shall not terminate this Agreement, and such written direction of the Opco Agent shall have no further force and effect, if prior to the date of such termination Purchaser has waived as a condition to Closing the existence of such appeal of the Tax Order.”

3.                                      Mutual Representations, Warranties, and Covenants.

Each Party makes the following representations and warranties (provided, however, that the representations and warranties of the Debtors shall be subject to the approval of this Amendment by the Bankruptcy Court), solely with respect to itself, to each of the other Parties:

(i)                                                          Enforceability.  The APA as amended by this Amendment is a legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(ii)                                                       Power and Authority.  The Parties have all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its respective obligations under, the APA as amended by this Amendment.

(iii)                                                    Authorization.  The execution and delivery of this Amendment and the performance of its obligations under the APA as amended by this Amendment have been duly authorized by all necessary action on its part.  This Amendment has been duly and validly executed and delivered by such Party.

4.              APA Remains in Full Force and Effect.

Except as expressly modified by this Amendment, the APA remains in full force and effect pursuant to its terms.  Each of the equity commitment letters and the gaming deposit letter entered into in connection with the APA remain in full force and effect.  All references to the APA in other documentation between the Parties shall be deemed to be a reference to the APA as amended by this Agreement.

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5.              Miscellaneous Terms.

The provisions of Article XIV of the APA are applicable to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

FG OPCO ACQUISITIONS LLC

By:	/s/ Frank J. Fertitta III
	Name:	Frank J. Fertitta III
	Title:	Authorized Signatory

Signature Page to Second Amendment to Asset Purchase Agreement

STATION CASINOS, INC.
a Nevada corporation

By:	/s/ Thomas M. Friel
	Name:	Thomas M. Friel
	Title:	Executive Vice President, Chief
Accounting Officer & Treasurer

Signature Page to Second Amendment to Asset Purchase Agreement

BOULDER STATION, INC.
CENTERLINE HOLDINGS, LLC
CHARLESTON STATION, LLC
CV HOLDCO, LLC
DURANGO STATION, INC.
FIESTA STATION, INC.
FRESNO LAND ACQUISITIONS, LLC
GOLD RUSH STATION, LLC
GREEN VALLEY STATION, INC.
LAKE MEAD STATION, INC.
LML STATION, LLC
MAGIC STAR STATION, LLC
NORTHERN NV ACQUISITIONS, LLC
PALACE STATION HOTEL & CASINO, INC.
RANCHO STATION, LLC
RENO LAND HOLDINGS, LLC
RIVER CENTRAL, LLC
SANTA FE STATION, INC.
STATION HOLDINGS, INC.
STN AVIATION, INC.
SUNSET STATION, INC.
TEXAS STATION, LLC
TOWN CENTER STATION, LLC
TROPICANA STATION, LLC
TROPICANA STATION, INC.

By:	s/ Thomas M. Friel
Name:	Thomas M. Friel
Title:	Senior Vice President and Treasurer

Signature Page to Second Amendment to Asset Purchase Agreement

AUBURN DEVELOPMENT, LLC
INSPIRADA STATION, LLC
TROPICANA ACQUISITIONS, LLC
VISTA HOLDINGS, LLC

By:	s/ Thomas M. Friel
	Name:	Thomas M. Friel
	Title:	Authorized Signatory

Signature Page to Second Amendment to Asset Purchase Agreement

STATION CONSTRUCTION, LLC,
a Nevada limited liability company

By: Station Casinos, Inc., a Nevada corporation, its Sole Member

By:	s/ Thomas M. Friel
	Name:	Thomas M. Friel
	Title:	Executive Vice President, Chief
Accounting Officer & Treasurer

Signature Page to Second Amendment to Asset Purchase Agreement

PAST ENTERPRISES, INC.,
an Arizona corporation

By:	s/ Thomas M. Friel
Name:	Thomas M. Friel
Title:	President and Treasurer

Signature Page to Second Amendment to Asset Purchase Agreement

SONOMA LAND HOLDINGS, LLC

By:	s/ Thomas M. Friel
Name:	Thomas M. Friel
Title:	President, Chief Financial Officer and Treasurer

Signature Page to Second Amendment to Asset Purchase Agreement

ACKNOWLEDGED AND AGREED TO:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ David Crescenzi
Name:	David Crescenzi
Title:	Managing Director

By:	/s/ Benjamin Souh
Name:	Benjamin Souh
Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Charles O. Freedgood
Name:	Charles O. Freedgood
Title:	Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Reginald T. Dawson
Name:	Reginald T. Dawson
Title:	Managing Director

Signature Page to Second Amendment to Asset Purchase Agreement